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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported)  December 20, 2001
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       Capital One Auto Receivables, LLC/Capital One Finance Trust 2001-B
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           333-54736-02                                31-175007
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      (Commission File Number)                (Registrant's I.R.S. Employer
                                                   Identification No.)


             2980 Fairview Park Drive, Falls Church, Virginia 22042
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 (Address of Principal Executive Offices)                    (Zip Code)


                                 (703) 875-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)









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Item 5.  Other Events.

         The Registrant is filing the exhibits listed in Item 7(c) below in connection with the issuance of Class A-1 Automobile Receivable-Backed Notes, Class A-2 Automobile Receivable-Backed Notes, Class A-3 Automobile Receivable-Backed Notes and Class A-4 Asset Backed Notes by Capital One Auto Finance Trust 2001-B described in the Final Prospectus Supplement dated December 13, 2001.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
-------           --------------------
 8.1              Opinion of Mayer, Brown & Platt with respect to tax matters
23.1              Consent of PwC


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2001
                                              CAPITAL ONE AUTO RECEIVABLES, LLC

                                              By: _____________________________
                                              Name:____________________________
                                              Title:___________________________


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